Exhibit 10.1

Rentech, Inc.

Common Stock

and

Warrants to Purchase Common Stock

PLACEMENT AGENT AGREEMENT

dated April 19, 2007

Credit Suisse Securities (USA) LLC

PLACEMENT AGENT AGREEMENT

April 19, 2007

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

Ladies and Gentlemen:

Introductory.  Rentech, Inc., a Colorado corporation (the “Company”), proposes, pursuant to the terms of this Placement Agent Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”), to sell to the Purchasers an aggregate of 20,092,160 units (the “Units”), each comprised of one share (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company (including any associated right to purchase shares of Series 1998-C Participating Cumulative Preference Stock, $10 par value , under the Shareholder Rights Plan, dated as of January 18, 2005, as amended (each a “Right” and collectively, the “Rights”), if any, and warrants (the “Warrants”), initially to purchase 0.20 additional shares, subject to adjustment (the “Warrant Shares,” and together with the Shares, the “Total Shares”), of Common Stock of the Company.  The Shares and Warrants are referred to collectively as the “Securities.”  The Company hereby confirms its agreement with Credit Suisse Securities (USA) LLC (“Credit Suisse” or the “Placement Agent”), as set forth below.

Section 1.  Agreement to Act as Placement Agent; Placement of Shares.  On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)  The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Securities from the Company in connection with the proposed offering of the Securities (the “Offering”).  Until the earlier of the Closing Date (as defined below) and the termination of this Agreement, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Securities otherwise than through the Placement Agent.

(b)  The Placement Agent agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Securities from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below).  The Placement Agent has no authority to bind the Company with respect to any prospective offer to purchase Securities.  The Placement Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.  Under no circumstances will the Placement Agent be obligated to purchase any Securities for its own accounts and, in soliciting purchases of Securities, the Placement Agent shall act solely as the Company’s agent and not as principal.  Notwithstanding the foregoing, the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Securities as principal.

(c)  Offers for the purchase of Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable.  The Placement Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by it as Placement Agent of the Company.  The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part.  The Placement Agent shall have the right, in its reasonable discretion, without notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d)  The purchases of the Securities by the Purchasers shall be evidenced by the execution of a Subscription Agreement by each of the parties thereto.

(e)  As compensation for services rendered, on the Closing Date, the Company shall pay or cause to be paid to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to five percent (5%) of the gross proceeds received by the Company from the sale of the Securities on such Closing Date.

(f)  No Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser.  If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Indemnified Parties (as defined below) harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company.

Section 2.  Representations and Warranties of the Company.  The Company hereby represents, warrants and covenants to the Placement Agent as follows:

(a)  A registration statement on Form S-3 (File No. 333-132594), including a base prospectus dated March 30, 2006 relating to the Warrants and certain of the Shares,  and a registration statement on Form S-3 (File No. 333-125162), including a base prospectus dated August 5, 2005 relating to the certain of the Shares, have been filed with the Securities and Exchange Commission (the “Commission”) and have become effective.  Each of the base prospectuses shall hereinafter be called a “Base Prospectus” and collectively, the “Base Prospectuses.” “Registration Statement” as of any time means either such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and any information in the corresponding Base Prospectus or a prospectus supplement deemed or retroactively deemed to be a part thereof pursuant to Rule 430B (“Rule 430B”) or 430C (“Rule 430C”) under the Securities Act of 1933, as amended (the “Securities Act”), that has not been superseded or modified.  “Registration Statement” without reference to a time means either Registration Statement as of the time of the first contract of sale for the Securities, which time shall be considered the “Effective Date” of the Registration Statement relating to the Securities.  For purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

“Statutory Prospectus” as of any time means the Base Prospectus that is included in a Registration Statement immediately prior to that time, including any document incorporated by reference therein as supplemented by any preliminary prospectus supplement deemed to be a part thereof pursuant to Rule 430B or 430C that has not been superseded or modified.  For purposes of this definition, information contained in a preliminary or prospectus supplement that is deemed retroactively to be a part of such Registration Statement pursuant to Rule 430B shall be considered to be included in the Statutory Prospectus only as of the actual time that preliminary prospectus supplement is filed with the Commission pursuant to Rule 424(b) (“Rule 424(b)”) under the Securities Act.

“Prospectus” means the Statutory Prospectus as supplemented by the final prospectus supplement filed pursuant to Rule 424(b) that discloses the public offering price and other final terms of the Securities and otherwise satisfies Section 10(a) of the Securities Act.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 (“Rule 433”) under the Securities Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective purchasers, as evidenced by its being specified in Schedule A to this Agreement.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Applicable Time” means      p.m. (New York City time) on the date of this Agreement.

(b)  With respect to each Registration Statement, at the time such Registration Statement initially became effective, at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether by post-effective amendment, incorporated report or form of prospectus) of the Effective Date relating to the Securities, such Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission (“Rules and Regulations”), and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the name of the Placement Agent and the eighth paragraph under “Plan of Distribution” (the “Furnished Information”).  On the date of each Subscription Agreement, such Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The preceding sentence does not apply to statements in or omissions from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the Furnished Information.

(c)  The date of the Subscription Agreements is not more than three years subsequent to the more recent of (i) the initial effective date of either Registration Statement and (ii) December 1, 2005.

(d)  (i) With respect to each Registration Statement, at the earliest time after the filing of such Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (ii) at the date of the Subscription Agreements, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 (“Rule 405”) under the Securities Act, including (x) the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act and not being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities, all as described in Rule 405.  The Company has been since the time of initial filing of each Registration Statement and continues to be eligible to use Form S-3 for the offering of the Securities.

(e)  As of the Applicable Time and as of the time of Closing, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus, and any documents listed in Schedule A attached to this Agreement, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of its date and as of the time of Closing, the Prospectus, when considered together with the General Disclosure Package, did not and will not include any untrue statement of a material fact and does not and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offer and sale of the Securities or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the applicable Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the applicable Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Placement Agent and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the Furnished Information.

(g)  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Colorado, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package.  The Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or on the power or ability of the Company to consummate the transactions contemplated by this Agreement and the Subscription Agreements, including the issuance and sale of the Securities (“Material Adverse Effect”).

(h)  Each subsidiary of the Company has been duly organized and is an existing corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package.  Each subsidiary of the Company is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  All of the issued and outstanding capital stock (or similar equity interests) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable.  The capital stock (or similar equity interests) of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than liens securing indebtedness described in the General Disclosure Package.

(i)  The Securities, the Warrant Shares and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with the Subscription Agreements on the Closing Date, such Shares will be, validly issued, fully paid and nonassessable, will be consistent in all material respects with the information in the General Disclosure Package and will conform in all material respects to the description thereof contained in the Prospectus.  When the Warrants are delivered and paid for pursuant to the Subscription Agreements, such Warrants will be exercisable for Warrant Shares in accordance with the terms thereof; the Warrant Shares initially issuable upon exercise of such Warrants have been duly authorized and reserved for issuance upon such exercise and, when issued upon such exercise and paid for in accordance with the Warrant, will be validly issued, fully paid and nonassessable.  The stockholders of the Company have no preemptive rights or other similar rights with respect to its Common Stock.

(j)  Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment.

(k)  There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include securities in the securities registered pursuant to either Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, except for any such contracts, agreements or understandings with persons who have waived any such rights in writing.

(l)  The Total Shares have been approved for listing on the American Stock Exchange (the “Stock Exchange”), subject to official notice of issuance.

(m)  Neither the Company nor any subsidiary is (i) in violation or breach of, or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under, its charter or bylaws, (ii) in violation of, or Default under, any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or such subsidiary is subject (each, an “Existing Instrument”), or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree (collectively, “Laws”) of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority domestic or foreign (collectively,

“Governmental Body”) having jurisdiction over the Company or such subsidiary or any of its properties, except with respect to clauses (ii) and (iii) only, for such Defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(n)  No consent, approval, authorization, or order of, or filing with, any Governmental Body is required for the consummation of the transactions contemplated by the this Agreement, the Warrants, the Escrow Agreement (as defined in Annex I to the Subscription Agreements) or the Subscription Agreements, including the issuance and sale of the Securities by the Company, except such as have been or will be obtained and made under the Securities Act and state securities laws.

(o)  The execution, delivery and performance of this Agreement, the Warrants, the Escrow Agreement and the Subscription Agreements and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a Default under, any Law, or any Existing Instrument, or the charter or bylaws of the Company or any of its subsidiaries, other than any such breach, violation or default that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  The Company has full corporate power and authority to authorize, issue and sell the Securities and Warrant Shares as contemplated by this Agreement, the Warrants and the Subscription Agreements.

(p)  This Agreement has been duly authorized, executed and delivered by the Company.  Each of the Escrow Agreement, the Warrants and the Subscription Agreements has been duly authorized and, when executed and delivered by the Company and each of the other parties thereto, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability and except as rights to indemnification and contribution under the Subscription Agreements and the Escrow Agreement may be limited under applicable law.

(q)  Except as disclosed in the General Disclosure Package (including by operation of indebtedness described therein), the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them.  Except as disclosed in the General Disclosure Package, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(r)  The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate Governmental Bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(s)  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(t)  The Company and its subsidiaries own, possess or believe they can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(u)  Except as disclosed in the General Disclosure Package, neither the Company nor any of its subsidiaries is in violation of any Law relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances  (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  The Company is not aware of any pending investigation which might lead to such a claim.

(v)  Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are to the Company’s knowledge threatened.

(w)  The financial statements included in the Registration Statement and General Disclosure Package present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and comply as to form with the applicable accounting requirements of the Securities Act; any schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statements.

(x)            Ehrhardt Keefe Steiner & Hottman PC, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules (other than the financial statements referred to in paragraph (y) below) filed with the Commission as a part of the Registration Statement and included in the General Disclosure Package and the Prospectus, are an independent public accounting firm with respect to the Company as required by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable published rules and regulations thereunder.

(y)           KPMG LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules of Royster-Clark Nitrogen, Inc. (a wholly owned subsidiary of Royster-Clark, Inc.) as of December 31, 2005 and 2004 and for the 163-day period ended December 31, 2005, the 202-day period ended July 21, 2005 and the years ended December 31, 2004 and 2003, filed with the Commission as a part of the Registration Statement and included in the General Disclosure Package and the Prospectus, are an independent public accounting firm with respect to the Company as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(z)            Except as disclosed in the General Disclosure Package, since the date of the latest audited financial statements included in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(aa)  The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(bb)  The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940.

(cc)         The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.  The Company acknowledges that the Placement Agents may engage in passive market making transactions in the Shares on the Stock Exchange in accordance with Regulation M under the Exchange Act.

(dd)         There are no business relationships or related party transactions involving the Company or the Subsidiary or any other person required to be described in the General Disclosure Package or the Prospectus that have not been described as required.

(ee)         The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff)           Since the end of the Company’s most recent audited fiscal year, there has been (i) to the Company’s knowledge, no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

(gg)         Each present director of the Company either (a) signed the Form 10-K for the year ended September 30, 2006 or (b) has consented to be identified as a director of the Company in a report filed under the Exchange Act and incorporated by reference in the Prospectus.

Section 3.  Covenants of the Company.  The Company covenants and agrees with the Placement Agent as follows:

(a)  The Company has filed or will file each Statutory Prospectus (including the Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Placement Agent, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the date of the Subscription Agreements.  The Company has complied and will comply with Rule 433.

(b)  The Company will advise the Placement Agent promptly of any proposal to amend or supplement either Registration Statement or any Statutory Prospectus prior to the Closing Date (including by incorporation by reference of any report filed under the Exchange Act) and will afford the Placement Agent a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Placement Agent promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of either Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)  If, at any time when a prospectus relating to the Securities is required to be delivered by the Placement Agent or dealer in connection with the Offering, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company promptly will notify the Placement Agent of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Placement Agent’s consent to, nor the Placement Agent’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(d)   As soon as practicable, but not later than 16 months, after the date of each Subscription Agreement, the Company will make generally available to its securityholders an earning statement covering a period of at least 12 months beginning after the date of such Subscription Agreement and satisfying the provisions of Section 11(a) of the Securities Act.

(e)   The Company will furnish to the Placement Agent copies of each Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Placement Agent reasonably requests.  The Company will pay the expenses of printing and distributing to the Placement Agent and Purchasers all such documents.

(f)            The Company shall cooperate with the Placement Agent and counsel for the Placement Agent to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions within the United States designated by the Placement Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities.  The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation where it is not now so subject.  The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof as promptly as reasonably practicable.

(g)  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

The Placement Agent may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 4.  Free Writing Prospectuses.

(a)  The Company represents and agrees that, unless it obtains the prior consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Placement Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(b)  If so indicated in the Subscription Agreements, the Company will prepare a final term sheet relating to the Securities, containing only information that describes the final terms of the Securities and otherwise in a form consented to by the Placement Agent, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for the offering of the Securities.  Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement.  The Company also consents to the use by the Placement Agent of a free writing prospectus that contains only (i)(x) information describing the preliminary terms of the Securities or their offering or (y) information that describes the final terms of the Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (ii) other information that is not “issuer information,” as defined in Rule 433, it being understood that any such free writing prospectus referred to in clauses (i) or (ii) above shall not be an Issuer Free Writing Prospectus for purposes of this Agreement.

Section 5.  Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock and the Warrants, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Purchasers, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Statutory Prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions, provided that the Placement Agent shall consult with the Company prior to incurring any such costs (vii) the fees and expenses associated with listing of the Total Shares on the Stock Exchange, if any, (viii) the escrow agent fees due pursuant to the Escrow Agreement, and (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement

Section 6.  Conditions of the Obligations of the Placement Agent.  The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof as of the date hereof and as of the Closing Date as though then made and the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)           On or prior to the date of the Subscription Agreements, the Placement Agent shall have received a letter, dated the date of delivery thereof, of Ehrhardt Keefe Steiner & Hottman P.C. substantially in the form of Exhibit B-1 hereto.

(b)  On or prior to the date of the Subscription Agreements, the Placement Agent shall have received a letter, dated the date of delivery thereof, of KPMG LLP substantially in the form of Exhibit B-2 hereto.

(c)    The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement.  No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Placement Agent, shall be contemplated by the Commission.

(d)  Subsequent to the execution of the Subscription Agreements, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with completion of the sale of and payment for by the Purchasers of the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Placement Agent, be likely to prejudice materially the success of the proposed issue, sale or disposition of the Securities in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on either the New York Stock Exchange or the Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Placement Agent, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the sale of and payment by the Purchasers for the Securities.

(e)  The Placement Agent shall have received an opinion, dated the Closing Date, of Latham & Watkins LLP, counsel for the Company, to the effect that:

(i)            Based on certificates from public officials, the Company is qualified to do business in California;

(ii)           Based solely on a certificate of an officer of the Company as to factual matters and a review of a list of specified agreements attached as an exhibit to such opinion (the “Specified Agreements”), the Company is not a party to any agreement that would require the inclusion in either Registration Statement of Common Stock or other securities owned by any person or entity other than the Company, other than such Specified Agreements for which the Company has a written waiver from the other party to such agreement waiving its rights to require the inclusion of its Common Stock or other securities in each Registration Statement;

(iii)          The Company is not, and immediately after giving effect to the sale of the Securities in accordance with the Subscription Agreements and the application of the proceeds as described in the General Disclosure Package and in the Prospectus under the caption “Use of Proceeds,” will not be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(iv)          The execution and delivery of the this Agreement, the Warrants, the Escrow Agreement and the Subscription Agreements and the issuance and sale of the Securities by the Company to the Purchasers pursuant to the Subscription Agreements on the date hereof do not:

(A)          result in the breach of or a default under any of the Specified Agreements; or

(B)           violate any federal or New York statute, rule or regulation applicable to the Company; or

(C)           require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Company that have not been obtained or made;

(v)           The Registration Statements have become effective under the Securities Act.  Based solely on a telephonic confirmation by a member of the Staff of the Commission on the Closing Date, such counsel confirms that no stop order suspending the effectiveness of the Registration Statement, or any part thereof, has been issued under the Securities Act and no proceedings therefor have been initiated or are pending by the Commission.  Any required filing of the Prospectus pursuant to Rule 424 under the Securities Act has been made in accordance with Rule 424 under the Securities Act;

(vi)          Each Registration Statement, as of the date of the Prospectus, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel expresses no opinion with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus.  For purposes of this paragraph, such counsel may assume that the statements made in each Registration Statement and the Prospectus are correct and complete;

(vii)         Based solely upon a certificate of an officer of the Company as to factual matters, there are no contracts or documents of a character required to be described in the Registration Statements or Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed;

(viii)        The statements in the Prospectus under the caption “Description of the Warrants” are accurate in all material respects;

(ix)           Based on the participation, review and reliance as described by such counsel in the letter it delivers to the Placement Agent, such counsel shall advise the Placement Agent that no facts came to their attention that caused them to believe that:

(A)  the Registration Statements, on the date of the Prospectus, including the information deemed to be a part of the applicable Registration Statement pursuant to Rule 430B under the Securities Act (together with the incorporated documents at that time), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)  the Statutory Prospectus, as of the Applicable Time (together with the incorporated documents at that date), when taken together with the pricing information listed in Annex A to such letter, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(C)  the Prospectus, as of its date or as of the date hereof, (together with the incorporated documents at that those dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel need not express a belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Registration Statements, any Statutory Prospectus, the pricing information listed in Annex A to such counsel’s letter, the Prospectus, or the Incorporated Documents.

(f)  The Placement Agent shall have received an opinion, dated the Closing Date, of Holland & Hart LLP, counsel for the Company, to the effect that:

(i)            The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Colorado, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii)           Each of Rentech Services Corporation and Rentech Development Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the State of Colorado, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Officers’ Certificate.  Sand Creek Energy, LLC has been duly formed and is an existing limited liability company in good standing under the laws of the State of Colorado, with the limited liability company power and authority to own its properties and conduct its business as described in the Manager’s Certificate;

(iii)          The shares of Common Stock described in the introductory paragraph of this Agreement have been duly authorized and, when such shares are delivered and paid for in accordance with the Subscription Agreements on the Closing Date, such shares will be validly issued, fully paid and nonassessable; such shares will be accompanied by the Rights; and the shareholders of the Company have no preemptive rights with respect to such shares offered pursuant to the Prospectus under the Articles of Incorporation, Bylaws or pursuant to the Colorado Business Corporation Act;

(iv)          The shares of Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the Warrants, will be validly issued, fully paid and nonassessable; as of the date hereof, such shares would be accompanied by the Rights; and as of the date hereof, the shareholders of the Company have no preemptive rights with respect to the Warrants or such shares, under the Articles of Incorporation, Bylaws or pursuant to the Colorado Business Corporation Act;

(v)           The statements in the Prospectus under the captions “Description of Common Stock” and “Certain Provisions of Colorado Law and Our Charter and Bylaws,”

to the extent that they purport to describe or summarize certain provisions of the Articles of Incorporation or Bylaws or Colorado law referred to therein, are accurate descriptions or summaries in all material respects;

(vi)          The execution, delivery and performance of this Agreement, the Warrants, the Escrow Agreement and the Subscription Agreements and the sale of the shares described in (iii) and (iv) above and the Warrants will not result in a breach or violation of the Articles of Incorporation or bylaws of the Company, and the Company has full corporate power and authority to authorize, issue and sell such shares and Warrants as contemplated by this Agreement, the Warrants and the Subscription Agreements;

(vii)         This Agreement, the Warrants, the Escrow Agreement and the Subscription Agreements have been duly authorized, executed and delivered by the Company;

(viii)        The issuance and sale of the shares described in (iii) and (iv) above and the Warrants and the issuance of the shares initially issuable upon exercise of the Warrants does not require any consent, approval, or authorization to be obtained by the Company from, or any registrations or filings to be made by the Company with, any governmental authority under any Colorado statute, rule or regulation applicable to the Company, except such as may be required under the Colorado Securities Act, as amended, and except with respect to any consent, approval, authorization, registrations or filings as may be required as a result of the Company’s properties and the nature of the business as conducted by the Company; and

(ix)           The execution, delivery and performance of this Agreement, the Warrants, the Escrow Agreement and the Subscription Agreements and the issuance and sale of the shares described in (iii) and (iv) above and the Warrants and the issuance of the shares initially issuable upon exercise of the Warrants will not result in a breach or violation of any statute, rule or regulation of the State of Colorado, except that no opinion need be expressed as to securities registration requirements or as to any statute, rule or regulation that applies as a result of the properties of the Company or its subsidiaries or the nature of the business as conducted by the Company or its subsidiaries.

(g)  The Placement Agent shall have received from Proskauer Rose LLP, counsel for the Placement Agent, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statements, the General Disclosure Package, the Prospectus and other related matters as the Placement Agent may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)   The Placement Agent shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state, on behalf of the Company, that:

(i) the representations and warranties of the Company in this Agreement are true and correct;

(ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission;

(iv) subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate; and

(v) such other information as the Placement Agent may reasonably request.

(i)  The Placement Agent shall have received a letter, dated the Closing Date, of Ehrhardt Keefe Steiner & Hottman PC which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

(j)  The Placement Agent shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

(k)  The Shares and Warrant Shares shall have been approved for listing on the Stock Exchange, subject to official notice of issuance.

(l)  On or before the Closing Date, the Company shall have entered into (i) the Subscription Agreements with each of the Purchasers, and (ii) the Escrow Agreement with the Placement Agent and the escrow agent named therein, and such agreements shall be in full force and effect, and the Company shall have executed and delivered the Warrants.

Section 7.  Reimbursement of Placement Agent’s Expenses.  If the sale to the Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof (including the provisions of Section 6 hereof), the Company agrees to reimburse the Placement Agent, upon demand for all out-of-pocket expenses that have been reasonably incurred by the Placement Agent in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8.  Indemnification and Contribution.  (a) The Company will indemnify and hold harmless the Placement Agent, its partners, members, directors, officers and its affiliates and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act, (collectively, the “Placement Agent Indemnified Parties”) against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statements at any time, any Statutory Prospectus at any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Placement Agent for any legal or other out-of-pocket expenses reasonably incurred by the Placement Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Placement Agent through the Placement Agent, if any, specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the Furnished Information.

(b)           The Placement Agent will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act (collectively, the “Company Indemnified Parties” and together with the Placement Agent Indemnified Parties, the “Indemnified Parties”) , against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at any time, any Statutory Prospectus at any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information, if any, furnished to the Company by the Placement Agent specifically for use therein, and will reimburse any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Placement Agent consists of the Furnished Information.

(c)           Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an

Indemnified Party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an Indemnified Party.

(d)           If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Placement Agent.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the placement agent fees received by the Placement Agent in connection with the Offering.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of the Securities Act; and the obligations of the Placement Agent under this Section shall be in addition to any liability which the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statements and to each person, if any, who controls the Company within the meaning of the Securities Act.

Section 9.  Termination; Survival of Certain Representations and Obligations.   If any condition specified in Section 6 is not satisfied when and as required to be satisfied, when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date.  The Company may terminate this Agreement at any time prior to execution of a Subscription Agreement upon written notice to the Placement Agent.  Any termination pursuant to this Section 9 shall be without liability on the part of any party to any other party, except that Section 5, Section 7, Section 8, Section  9, Section 10 and Section 11 shall at all times be effective and shall survive such termination. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agent, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities.  If for any reason the purchase of the Securities by the Placement Agent is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 or Section 7 and the respective rights and obligations of the Company and the Placement Agent pursuant to Section 8 shall remain in effect.

Section 10.  Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York  10010
Attention:  LCD – IBD

with a copy to:

Proskauer Rose LLP

2049 Century Park East, Suite 32

Los Angeles, CA 90067

Attention:  Michael A. Woronoff, Esq.

If to the Company:

Rentech, Inc.

10877 Wilshire Blvd, Suite 710

Los Angeles, CA 90024

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California  94025

Attention:  Anthony J. Richmond, Esq.

Section 11.             Successors.  This Agreement will inure to the benefit of and be binding upon the Company and the Placement Agent and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

Section 12.  Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13.  Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:

(a)    the Placement Agent has been retained solely to act as placement agent in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters;

(b)   the price of the Securities set forth in the Subscription Agreement was established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement and the Subscription Agreement;

(c)    the Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)   the Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

Section 14.  Applicable Law.  This Agreement and the Subscription Agreements shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to the Subscription Agreements (including the provisions of this Agreement) or the transactions contemplated thereby.

Section 15.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statements, any Statutory Prospectus, the Prospectus (and any amendments and supplements thereto) and any Issuer Free Writing Prospectus as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

RENTECH, INC.

By:	/s/ Merrick Kerr
Title: Executive VP, CFO

The foregoing Placement Agent Agreement is hereby confirmed and accepted by the Placement Agent as of the date first above written.

By Credit Suisse Securities (USA) LLC

By:	/s/ Joe Reece
Name: Joe Reece
Title: Managing Director